Exhibit (32.1)
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Eastman Kodak Company (the "Company") for the three and six month periods ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Antonio M. Perez, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

     2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Antonio M. Perez

Antonio M. Perez
Chairman and Chief Executive Officer
July 31, 2008